Exhibit 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-QSB of Le@p Technology, Inc. (the "Company") for the quarterly period ended March 31, 2003 (the "Periodic Report"), I, Timothy C. Lincoln, Acting Principal Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge and belief that the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 14, 2003                      /s/Timothy C. Lincoln
                                        ---------------------
                                        Timothy C. Lincoln
                                        Acting Principal Executive Officer


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-QSB of Le@p Technology, Inc. (the "Company") for the quarterly period ended March 31, 2003 (the "Periodic Report"), I, Mary E. Thomas, Acting Principal Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge and belief that the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 15, 2003                      /s/ Mary E. Thomas
                                        ------------------
                                        Mary E. Thomas
                                        Acting Principal Financial Officer